SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------

                                    FORM 8-K

                                 ---------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 22, 2002

                           Covanta Energy Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-3122                 13-5549268
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission File           (IRS Employer
      of Incorporation)                Number)            Identification No.)


      40 Lane Road, Fairfield, New Jersey                       07004
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (973) 882-9000

                                 Not Applicable
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

       Item 5.  Other Events.

       On January 22, 2002, Covanta Energy Corporation issued two press releases, copies of which are attached hereto as Exhibit A and Exhibit B, respectively.

       Item 7. Financial Statements, Pro Forma Financial Information and
               Exhibits

(a)    Financial Statements of business acquired:  Not applicable.

(b)    Pro forma financial information:  Not applicable.

(c)    Exhibit:  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: January 22, 2002

                                COVANTA ENERGY CORPORATION


                                By: /s/ Jeffrey R. Horowitz
                                    -----------------------
                                Name:  Jeffrey R. Horowitz
                                Title: Senior Vice President - Legal Affairs
                                       and Secretary

                                                                       EXHIBIT A

                                                             COVANTA ENERGY Logo


FOR IMMEDIATE RELEASE
---------------------


          COVANTA EXPECTS TO ANNOUNCE CHIEF FINANCIAL OFFICER PROMPTLY


FAIRFIELD, NJ, January 22, 2002 - Covanta Energy Corporation (NYSE: COV) today announced the resignation of Executive Vice President and Chief Financial Officer Edward Moneypenny, effective February 1, 2002. Mr. Moneypenny has been appointed senior vice president and chief financial officer of 7-Eleven, Inc. in Dallas, Texas, where he has lived for the past 23 years.

Covanta also announced that it has reached agreement with a candidate for the position and expects to announce that individual's appointment promptly. The executive search firm of Seiden Krieger Associates, Inc. conducted the search for this position.

Scott G. Mackin, President and Chief Executive Officer, said, "I want to thank Ed for all his hard work and service to Covanta. He joined the Company early last year and has played an important role in our financial restructuring process. In addition, he has helped us strengthen our internal reporting systems. While his services will be missed as we continue the strategic review process that is currently underway, we wish him all the best in returning to the Dallas business community, where he has worked for more than 20 years."

                               *       *       *

Covanta Energy Corporation is an internationally recognized designer, developer, owner and operator of power generation projects and provider of related infrastructure services. The Company's independent power business develops, structures, owns, operates and maintains projects that generate power for sale to utilities and industrial users worldwide. Its waste-to-energy facilities convert municipal solid waste into energy for numerous communities, predominantly in the United States. The Company also offers single-source design/build/operate capabilities for water and wastewater treatment infrastructures. Additional information about Covanta can be obtained via the Internet at www.covantaenergy.com, or through the Company's automated information system at 866-COVANTA (268-2682).

                                   *   *   *

Certain statements included in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements above include, but are not limited to, expected earnings and future financial performance. Although Covanta believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct. Factors that could cause Covanta's actual results to differ materially from those contemplated in the forward-looking statements above include, among others, the following:

     o Economic, capital market and other business conditions effecting power generation enterprises specifically and commerce generally including interest, inflation and exchange rates; weather conditions; creditworthiness of customers and suppliers, changes in fuel costs and supply; unscheduled outages; environmental incidents; electric transmission restraints and risks and uncertainties associated with the recently deregulated energy industry;

     o Trade, monetary, fiscal, taxation, energy regulation and environmental policies of governments, agencies and similar organizations in geographic areas where Covanta has a financial interest;

     o Financial or regulatory accounting principles or policies imposed by the Financial Accounting Standards Board, the Securities and Exchange Commission, the Federal Energy Regulatory Commission and similar entities with regulatory oversight, including without limitation the impact of newly adopted FASB 133 relating to accounting for derivatives which is effective beginning January 1, 2001. The impact of FASB 133 will vary between accounting periods based on changes in pricing of various items bought and sold by the Company.

     o Cost and other effects of legal and administrative proceedings, settlements, investigations and claims;

     o Limitations on Covanta's ability to control the development or operation of projects in which Covanta has less than 100% interest;

     o The lack of operating history at development projects provides only a limited basis for management to project the results of future operations.

                                     * * *

Contacts:    Investor Relations:
             Louis M. Walters, 973-882-7260

             Media Relations:
             David Lilly, Eric Berman
             Kekst & Company, 212-521-4800


                                      # # #

                                                                       EXHIBIT B

                                                             COVANTA ENERGY Logo


FOR IMMEDIATE RELEASE
---------------------


              COVANTA ANNOUNCES APPOINTMENT OF ROBERT S. SHAPARD AS EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

FAIRFIELD, NJ, January 22, 2002 - Covanta Energy Corporation (NYSE: COV) today announced the appointment of Robert S. Shapard as Executive Vice President and Chief Financial Officer, effective February 4, 2002. Mr. Shapard succeeds Edward Moneypenny, who has been appointed senior vice president and chief financial officer of 7-Eleven, Inc. in Dallas, Texas, where he has lived for the past 23 years.

Until recently, Mr. Shapard served as Executive Vice President and Chief Financial Officer of Ultramar Diamond Shamrock (UDS), one of the largest independent refining and marketing companies in North America. UDS recently completed its merger with Valero Energy Corporation. He will report to President and Chief Executive Officer Scott G. Mackin and his responsibilities will include corporate finance, strategic planning, treasury, investor relations, accounting, risk management, tax and internal audit.

Mr. Mackin said, "Bob Shapard brings to Covanta more than 20 years of experience in the energy industry, including strategic planning, finance, investor relations, accounting, tax, internal audit and information technology. With his background and expertise, I am confident he will contribute significantly to Covanta's future and I look forward to working with him."

Mr. Shapard, 46, has served as Executive Vice President and Chief Financial Officer of Ultramar Diamond Shamrock since August 2000. Since that time, he has completed a business review for UDS, restructured its funding and capitalization and conducted an evaluation of UDS' strategic alternatives.

Prior to joining UDS, Mr. Shapard spent more than 20 years with TXU Corporation, a diversified international energy company, including, most recently, positions as Chief Executive Officer of TXU Australia and Vice President of Finance for TXU Services. In the latter position, Mr. Shapard was responsible for all of the TXU companies' finance activities, including financial planning, capital management, investor relations, treasury operations and financial reporting, as well as corporate planning.

Mr. Shapard, a Certified Public Accountant, received a B.B.A (Accounting) from Texas Tech University.

The executive search firm, Seiden Krieger Associates, Inc., conducted the search for Covanta.

                               *       *       *

Covanta Energy Corporation is an internationally recognized designer, developer, owner and operator of power generation projects and provider of related infrastructure services. The Company's independent power business develops, structures, owns, operates and maintains projects that generate power for sale to utilities and industrial users worldwide. Its waste-to-energy facilities convert municipal solid waste into energy for numerous communities, predominantly in the United States. The Company also offers single-source design/build/operate capabilities for water and wastewater treatment infrastructures. Additional information about Covanta can be obtained via the Internet at www.covantaenergy.com, or through the Company's automated information system at 866-COVANTA (268-2682).

Certain statements included in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements above include, but are not limited to, expected earnings and future financial performance. Although Covanta believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct. Factors that could cause Covanta's actual results to differ materially from those contemplated in the forward-looking statements above include, among others, the following:

     o Economic, capital market and other business conditions effecting power generation enterprises specifically and commerce generally including interest, inflation and exchange rates; weather conditions; creditworthiness of customers and suppliers, changes in fuel costs and supply; unscheduled outages; environmental incidents; electric transmission restraints and risks and uncertainties associated with the recently deregulated energy industry;
     o Trade, monetary, fiscal, taxation, energy regulation and environmental policies of governments, agencies and similar organizations in geographic areas where Covanta has a financial interest;
     o Financial or regulatory accounting principles or policies imposed by the Financial Accounting Standards Board, the Securities and Exchange Commission, the Federal Energy Regulatory Commission and similar entities with regulatory oversight, including without limitation the impact of newly adopted FASB 133 relating to accounting for derivatives which is effective beginning January 1, 2001. The impact of FASB 133 will vary between accounting periods based on changes in pricing of various items bought and sold by the Company.
     o Cost and other effects of legal and administrative proceedings, settlements, investigations and claims;
     o Limitations on Covanta's ability to control the development or operation of projects in which Covanta has less than 100% interest; o The lack of operating history at development projects provides only a limited basis for management to project the results of future operations.

                                      * * *

Contacts:    Investor Relations:
             Louis M. Walters, 973-882-7260

             Media Relations:
             David Lilly, Eric Berman
             Kekst & Company, 212-521-4800

                                      # # #